Principal Exchange-Traded Funds
Supplement dated March 30, 2022
to the Statement of Additional Information dated November 1, 2021
(as previously supplemented)

This supplement relates to the Principal Healthcare Innovators, Principal Millennials (to be known as the Principal Millennial Global Growth ETF), Principal Quality, Principal U.S. Mega-Cap, Principal U.S. Small-Cap, and Principal Value ETFs. The foregoing Funds are currently considered passively managed because each seeks performance results that closely correspond, before expenses, to those of its respective underlying index. Additionally, each such Fund is subject to a fundamental investment restriction relating to industry concentration that is tied to its underlying index. At its December 2021 meeting, the Fund's Board approved a proposal for each such Fund to become actively managed. As a result, the Board also approved amending each Fund's fundamental investment restriction relating to industry concentration and recommended that each Fund's shareholders vote in favor of the change at a shareholder meeting to be held May 24, 2022.

The changes set forth below are subject to such shareholder approval, as well as to Securities and Exchange Commission Staff comments that the Funds may receive with respect to related amendments to the Fund's registration statement.

On or about July 15, 2022, the Principal Millennials ETF will change its name to the Principal Millennial Global Growth ETF. On that date, delete all references in this Statement of Additional Information to the Principal Millennials ETF, and replace with Principal Millennial Global Growth ETF.

DESCRIPTION OF THE FUNDS' INVESTMENTS AND RISKS

Under Fundamental Restrictions, delete Item 7 and replace with the following:
7)    Has adopted a concentration policy as follows:
a.The Principal Spectrum Preferred Securities Active, Principal Spectrum Tax-Advantaged Dividend, and Principal Ultra Short Active Income ETFs each concentrates its investments in securities in the financial services (i.e., banking, insurance and commercial finance) industry.
b.The Principal Healthcare Innovators ETF concentrates its investments in securities in one or more industries within the healthcare sector. (Add on or about July 15, 2022).
c.The Principal Millennial Global Growth ETF (formerly, Principal Millennials ETF) concentrates its investments in securities in one or more industries within the consumer discretionary sector and one or more industries within the communications services sector. (Add on or about July 15, 2022).
d.Each index ETF will not concentrate its investments in a particular industry except to the extent its underlying index is so concentrated. Given the present composition of its underlying index, the Principal Healthcare Innovators ETF expects to have more than 25% of its assets invested in industries within the healthcare sector. (Delete the preceding sentence on or about July 15, 2022).
e.The remaining Funds may not concentrate, as that term is used in the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time, its investments in a particular industry or group of industries.

Under Non-Fundamental Restrictions - Rule 35d-1, delete the first sentence and replace with the following:
With the exception of the Principal International Adaptive Multi-Factor, Principal Millennial Global Growth (formerly, Principal Millennials) (add on or about July 15, 2022), Principal Quality (add on or about June 17, 2022), and Principal Value ETFs (add on or about June 17, 2022), each Fund has also adopted the non-fundamental policy, pursuant to SEC Rule 35d-1, which requires it, under normal circumstances, to invest at least 80% of its net assets, plus any borrowings for investment purposes, in the type of investments, industry or geographic region (as described in the prospectus) as suggested by the name of the Fund.

2